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Scudder Technology Innovation Fund

Classes A, B and C

Semiannual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Technology Innovation Fund	Nasdaq Symbol	CUSIP Number
Class A	SRIAX	811196-765
Class B	SRIBX	811196-757
Class C	SRICX	811196-740

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Technology Innovation Fund	6-Month	1-Year	3-Year	Life of Class**
Class A(a)	-6.09%	-30.39%	-27.82%	.29%
Class B(a)	-6.35%	-31.07%	-28.45%	-.55%
Class C(a)	-6.35%	-31.11%	-28.44%	-.54%
Russell 2000 Index+	-16.03%	-10.60%	-2.33%	-2.26%
Russell 2000 Technology Index++	-14.64%	-32.38%	-29.20%	-11.68%
Goldman Sachs Technology Composite Index+++	-10.40%	-31.32%	-27.99%	-3.74%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 11/30/02	$ 10.95	$ 10.76	$ 10.76
5/31/02	$ 11.66	$ 11.49	$ 11.49

Class A Lipper Rankings* - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	111	of	372	30

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Technology Innovation Fund - Class A [] Russell 2000 Index+ [] Russell 2000 Technology Index++ [] Goldman Sachs Technology Composite Index+++

Comparative Results* (Adjusted for Sales Charge)
Scudder Technology Innovation Fund		1-Year	3-Year	Life of Class**
Class A(c)	Growth of $10,000	$6,561	$3,544	$9,556
	Average annual total return	-34.39%	-29.23%	-.95%
Class B(c)	Growth of $10,000	$6,686	$3,598	$9,540
	Average annual total return	-33.14%	-28.88%	-.99%
Class C(c)	Growth of $10,000	$6,889	$3,664	$9,747
	Average annual total return	-31.11%	-28.44%	-.54%
Russell 2000 Index+	Growth of $10,000	$8,940	$9,317	$8,986
	Average annual total return	-10.60%	-2.33%	-2.26%
Russell 2000 Technology Index++	Growth of $10,000	$6,762	$3,549	$5,597
	Average annual total return	-32.38%	-29.20%	-11.68%
Goldman Sachs Technology Composite Index+++	Growth of $10,000	$6,868	$3,734	$8,367
	Average annual total return	-31.32%	-27.99%	-3.74%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life of class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
a Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small US stocks.
++ The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.
+++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Blair Treisman, Jonathan Wild and Stephen Scott discuss the technology sector's ongoing restructuring as it affected Scudder Technology Innovation Fund during the first half of the 2003 fiscal year.

Q: How did Scudder Technology Innovation Fund perform for the six-month period ended November 30, 2002?

A: It was a time of great contrast, marked by both continued equity market setbacks this past summer, and, in October and November, the beginnings of what we believe has the potential to be a slow, gradual turnaround for the technology sector and overall stock market. Scudder Technology Innovation Fund fell 5.89 percent for the six-month period ended November 30, 2002 (Class S shares). The fund outperformed both the unmanaged Goldman Sachs Technology Composite Index (its benchmark), which dropped 10.40 percent for the period, and the Lipper Science & Technology Funds category average, which sank 14.64 percent for the six months ended November 30.It was a time of great contrast, marked by both continued equity market setbacks this past summer, and, in October and November, the beginnings of what we believe has the potential to be a slow, gradual turnaround for the technology sector and overall stock market. Scudder Technology Innovation Fund fell 6.09 percent for the six-month period ended November 30, 2002 (Class A shares unadjusted for sales charge). The fund outperformed both the unmanaged Goldman Sachs Technology Composite Index (its benchmark), which dropped 10.40 percent for the period and the Lipper Science & Technology Funds category average, which sank 14.64 percent for the six months ended November 30.

In this tempestuous period, Scudder Technology Innovation Fund's strategy of 1) remaining fully invested and 2) focusing on high-quality, strongly capitalized companies with solid market shares helped the fund preserve capital to a greater degree than most of its 372 peers and the fund's benchmark. The Goldman Sachs Technology Composite Index is a group of computer hardware, software, networking, semiconductor and telecommunication equipment stocks that vary in market capitalization.

We recognize that negative returns may, at first, appear disappointing. However, when performance is examined closely, investors will see that Scudder Technology Innovation Fund has, over the 12-month and three-year periods ended November 30, outperformed its peer group during one of the worst markets for technology stocks ever. The fund's Class S shares returned -30.16 percent and -27.59 percent, respectively, for the one and three-year periods ended November 30, compared to -33.44 percent and -29.74 percent for the Lipper Science & Technology Funds Category average, respectively, for the same periods. In fact, the autumn technology stock rally helped make the period ended November 30, 2002 the best performing six-month period for the fund since the six months ended May 31, 2000.We recognize that negative returns may, at first, appear disappointing. However, when performance is examined closely, investors will see that Scudder Technology Innovation Fund has, over the 12-month period ended November 30, outperformed its peer group during one of the worst markets for technology stocks ever. The fund's Class A shares fell 30.39 percent for the one-year period ended November 30 (unadjusted for sales charges) compared to -33.44 percent for the Lipper Science & Technology Funds Category average. In fact, the autumn technology stock rally helped make the period ended November 30, 2002 the best-performing six-month period for the fund since the six months ended May 31, 2000.

Q: How bad did the stock market get this past summer and what happened to trigger the autumn rally you mentioned?

A: For the past two years, technology sector investors have had to endure one of the most challenging investment environments ever. An anemic capital spending outlook, negative earnings revisions, the prospect of war, corporate bankruptcies and accounting problems have all weighed heavily on the sector and the equity market overall. In fact, for the 25-month period ended Sept. 30, 2002, the unmanaged Standard & Poor's 500 Index (a group of large-company stocks not available for direct investment) dropped by a cumulative 45 percent, a greater percentage than during the bear market of the early 1970s (December 1972 to September 1974).

Two months does not make a trend, but October and November 2002 were dramatically strong months for technology stocks and the overall equity market, erasing most but not all of this past summer's losses. In our view, this reflected a shift in investors' asset allocation decisions from bonds to stocks rather than a fundamental improvement in the technology sector's short-term earnings prospects. With the income potential from bonds at the lowest level since the early 1960s, and signs of an economic recovery at hand, institutional investors began making more commitments to stocks that appeared undervalued.

Top Five Positive Contributors to Performance 5/31/02 to 11/30/02
Company	Industry	Change in portfolio position 5/31/02 to 11/30/02
IBM	Computer hardware	Increase from 8.4% to 10.9%
Microsoft	Computer software	Flat at 10.5%
eBay	Internet retailing	Increase from 3.2% to 4.6%
Oracle	Computer software	New purchase 3.4%
Cree	Semiconductor materials/electronic devices	Decrease from 2.0% to 0.7%

Source: Deutsche Asset Management
Top Five Negative Contributors to Performance 5/31/02 to 11/30/02
Company	Industry	Change in portfolio position 5/31/02 to 11/30/02
Atmel	Semiconductors	Sold
Micron Technology	Semiconductors	Decrease from 2.8% to 1.0%
Sabre Holdings	Travel reservation systems	Sold
Integrated Device Technology	Semiconductors	Decrease from 2.0% to 0.8%
Semtech	Semiconductors	Decrease from 2.2% to 0.8%

Source: Deutsche Asset Management

Q: Overall, what was Scudder Technology Innovation Fund's tactical positioning since May 2002?

A: We were defensively positioned yet fully invested. We were cautious regarding the technology sector's intermediate-term recovery prospects, and this led us to focus on proven companies such as Microsoft and IBM. We felt that the strong resources and depth of management of such companies would enable them to retain or even build market share during the current slump. For example, in our view, IBM appeared well positioned to expand market share in computer services for business customers while Microsoft successfully resolved legal disputes with antitrust regulators.

Competitive advantages, in our view, will allow dominant firms to thrive as the overall capital-spending environment gradually stabilizes. We looked for companies that appeared to have high positive cash flow, and we insisted that our stock selections have solid product pipelines, a broad customer base and geographic reach.

To help manage risk, we carefully monitored the fund's weightings among the different sub-sectors of technology relative to the portfolio's unmanaged benchmark - the Goldman Sachs Technology Composite Index. We continued to pay special attention to stocks with a weighting within the fund that differs markedly from a stock's weighting within the index, always striving for opportunities to add value while managing risk.

Between May and November 2002, the fund benefited from having substantially higher-than-index weightings in stocks such as eBay, the on-line auctioneer, and Cree, a semiconductor materials and electronic devices maker that enjoyed good demand for some of its products. Both companies were strong positive contributors to the fund's six-month results.

Q: Semiconductors have historically been a bellwether area for the technology sector overall. How did the fund do in this sub-sector?

A: Many semiconductor stocks fared poorly between May and November. Micron Technology was one of the five biggest negative contributors to the fund's results for the six months ended November 30, 2002. This past year, with business capital spending and consumer demand less than expected, production orders were weak for a whole range of semiconductor consuming products, including computer-products and DVD players. We retained a position in Micron Technology because we believe the firm has a leading market share in D-RAMs (a type of chip that is a basic building block for computers and electronic communications devices), and will be among the first to benefit as the industry consolidates and when semiconductor demand rebounds.

Q: How did the fund perform in other sub-sectors?

A: We benefited from remaining underweight in the telecommunications and telecommunication equipment areas since May relative to many of the fund's peers as well as the fund's benchmark. Given the over-expansion of the middle to late 1990s, telecom companies continue to be a weak area of the technology sector. In our view, credit problems, financial reorganizations and overcapacity are likely to plague this sub-sector for the foreseeable future, and we continue to position the portfolio to have only minimal exposure to this area.

We were too cautious in the computer hardware area. During the period, we had a relatively small position in Dell Computer (compared with the fund's benchmark) at a time when Dell's stock price outperformed the overall market.

Q: Were there any bright spots this past year in terms of consumer demand for technology and if so, how did the fund invest to benefit from this?

A: Consumer demand for ink to print digital photos and graphic-intense documents continued to be a bright spot. We held Lexmark International (0.9 percent) because we believed it would benefit from long-term growth in printer supplies. In our view, the computer video game market has also been healthy, and the portfolio's holdings in this area include Activision (0.9 percent) and Electronic Arts (0.3 percent). Game makers are benefiting from the introduction of many new and popular products, and consumers seem willing to spend more money on games despite economic weakness.

Q: What's your overall investment outlook for calendar year 2003?

A: We caution that the stock market has made many false recoveries since the S&P 500 Index hit an all-time peak in March 2000. We could very well see continued volatility in the months ahead, especially given current global uncertainties and an uncertain outlook for domestic corporate earnings. We believe that a trust gap must be bridged before either the US public or institutional investors will commit significant new dollars to technology investments for a sustained period. It will no doubt take more time for the financial wounds of the past few years to heal, but we believe that the worst of the downturn is past, and that a healthier long-term investment environment is emerging.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	5/31/02

Common Stocks	96%	94%
Cash Equivalents	3%	5%
Convertible Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/02	5/31/02

Information Technology	85%	89%
Consumer Discretionary	7%	5%
Industrials	4%	6%
Other	4%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2002 (54.7% of Portfolio)
1. International Business Machines Corp. Manufacturer of computers and provider of information processing services	10.9%
2. Microsoft Corp. Developer of computer software	10.5%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	8.9%
4. Cisco Systems, Inc. Developer of computer network products	4.7%
5. eBay, Inc. Provider of on-line auction services	4.6%
6. iShare Goldman Tech Index Fund Operator of an exchange traded fund	3.5%
7. Oracle Corp. Provider of database management software	3.4%
8. EMC Corp. Provider of enterprise storage systems, software, networks and services	3.1%
9. AOL Time Warner, Inc. Provider of multiple media sources	2.6%
10. BEA Systems, Inc. Developer of computer software	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002 (Unaudited)

	Shares	Value ($)

Common Stocks 95.7%
Consumer Discretionary 7.2%
Internet & Catalog Retailing 4.6%
eBay, Inc.*	120,200	8,284,184
Media 2.6%
AOL Time Warner, Inc.*	292,300	4,784,951
Financials 0.0%
Diversified Financials
W.R. Hambrecht & Co.* (c) (d)	140,000	7,000
Industrials 4.1%
Commercial Services & Supplies
Chorum Technologies, Inc.* (d)	1,561,058	718,087
Concord EFS, Inc.*	254,600	3,819,000
First Data Corp.	85,700	2,968,648
		7,505,735
Information Technology 80.9%
Communications Equipment 9.0%
Cisco Systems, Inc.*	572,500	8,541,700
Motorola, Inc.	307,100	3,494,798
NetScreen Technologies, Inc.*	146,782	2,531,990
Nokia Oyj (ADR)	92,900	1,784,609
		16,353,097
Computers & Peripherals 17.8%
EMC Corp.*	783,500	5,680,375
Hewlett-Packard Co.	154,600	3,011,608
International Business Machines Corp.	228,200	19,876,218
Lexmark International, Inc.*	26,200	1,732,868
Network Appliance, Inc.*	157,900	2,194,810
		32,495,879
Electronic Equipment & Instruments 1.0%
Solectron Corp.*	410,400	1,896,048
IT Consulting & Services 2.9%
Accenture Ltd. "A"*	225,000	4,331,250
Computer Sciences Corp.*	26,500	924,585
		5,255,835
Semiconductor Equipment & Products 25.7%
Altera Corp.*	157,500	2,288,475
Analog Devices, Inc.*	45,600	1,399,464
ASML Holding NV*	139,400	1,555,007
Broadcom Corp. "A"*	189,450	3,703,748
Cree, Inc.*	51,800	1,226,106
Integrated Device Technology, Inc.*	143,000	1,537,250
Intel Corp.	772,700	16,133,976
KLA-Tencor Corp.*	59,300	2,619,281
Lam Research Corp.*	70,000	1,136,800
Linear Technology Corp.	35,200	1,169,696
Marvell Technology Group Ltd.*	71,700	1,623,288
Maxim Integrated Products, Inc.	28,200	1,186,938
Micron Technology, Inc.*	119,300	1,886,133
Novellus Systems, Inc.*	30,300	1,099,587
Semtech Corp.*	99,300	1,497,444
Skyworks Solutions, Inc.*	158,100	1,905,105
Texas Instruments, Inc.	88,200	1,773,702
Xilinx, Inc.*	126,450	3,115,728
		46,857,728
Software 24.5%
Activision, Inc.*	79,300	1,712,880
Amdocs Ltd.*	138,100	1,588,150
BEA Systems, Inc.*	410,100	4,535,706
Electronic Arts, Inc.*	9,300	631,098
Mercury Interactive Corp.*	31,600	1,057,968
Microsoft Corp.*	330,400	19,064,080
Oracle Corp.*	502,600	6,106,590
PeopleSoft, Inc.*	102,800	2,018,992
Symantec Corp.*	52,400	2,292,500
TIBCO Software, Inc.*	259,200	1,905,379
VERITAS Software Corp.*	212,900	3,870,522
		44,783,865
Other 3.5%
iShares Goldman Tech Index Fund*	183,400	6,419,000
Total Common Stocks (Cost $215,892,131)		174,643,322
Preferred Stocks 0.2%
Information Technology 0.2%
Electronic Equipment & Instruments 0.2%
Axsun "C"* (d)	642,674	295,630
Semiconductor Equipment & Products 0.0%
Billions of operations per second, Inc., Series C* (d)	1,000,000	0
Total Preferred Stocks (Cost $10,000,006)		295,630

Convertible Preferred Stocks 0.9%
Information Technology
Electronic Equipment & Instruments
CiDRA Corp.* (d) (Cost $9,999,990)	111,111	1,704,443

	Principal Amount ($)	Value ($)

Convertible Bonds 0.1%
Information Technology
Software
Kestrel Solution, 5.5%, 7/15/2005* (Cost $5,900,000)	5,900,000	177,000

Purchased Options 0.4%
Call on Technology Select Sector SPDR Fund, strike price at $14.00, expires 12/23/2002	732	230,580
Call on PeopleSoft, Inc., strike price price at $15.00, expires 1/20/2003	930	497,550
Total Purchased Options (Cost $246,802)		728,130

	Shares	Value ($)

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 1.45% (b) (Cost $4,935,096)	4,935,096	4,935,096
Total Investment Portfolio - 100.0% (Cost $246,974,025) (a)		182,483,621

* Non-income producing security.
(a) The cost for federal income tax purposes was $253,563,738. At November 30, 2002, net unrealized depreciation for all securities based on tax cost was $71,080,117. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,085,339 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $82,165,456.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) An officer of Deutsche Investment Management Americas Inc. served on the board of the issuer of this security.
(d) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at November 30, 2002 amounted to $2,725,160, which represents 1.47% of net assets. Information concerning such restricted securities at November 30, 2002 is as follows:
Securities	Acquisition Date	Acquisition Cost ($)
Axsun	December 2000	7,500,006
Billions of operations per second, Inc.	June 2000	2,500,000
Chorum Technologies, Inc.	September 2000 to December 2001	11,549,992
CiDRA Corp.	June 2000	9,999,990
W.R. Hambrecht & Co.	March 2000	50.00 per share

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options
Amdocs Ltd.	345	12/23/2002	12.5	17,250
Amdocs Ltd.	174	1/20/2003	15.0	6,525
eBay, Inc.	601	12/23/2002	70.0	120,200
Lexmark International, Inc.	131	12/23/2002	65.0	42,575
PeopleSoft, Inc.	930	1/20/2003	20.0	172,050
Put Options
PeopleSoft, Inc.	930	1/20/2003	12.5	20,925
Total outstanding written options (Premiums received $399,202)				379,525

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $246,974,025)	$ 182,483,621
Cash	10,000
Receivable for investments sold	1,701,261
Dividends receivable	49,684
Interest receivable	127,668
Receivable for Fund shares sold	130,916
Other assets - Margin Deposits	2,167,500
Total assets	186,670,650
Liabilities
Payable for investments purchased	931,387
Payable for Fund shares redeemed	169,201
Written options, at value (premiums received $399,202)	379,525
Accrued management fee	100,516
Other accrued expenses and payables	39,813
Total liabilities	1,620,442
Net assets, at value	$ 185,050,208
Net Assets
Net assets consist of: Accumulated net investment loss	(665,734)
Net unrealized appreciation (depreciation) on: Investments	(64,490,404)
Written options	19,677
Accumulated net realized gain (loss)	(348,677,561)
Paid-in capital	598,864,230
Net assets, at value	$ 185,050,208

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($6,403,686 / 580,751 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.03
Class S Net Asset Value, offering and redemption price (a) per share ($175,499,648 / 15,927,289 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.02
Class A Net Asset Value and redemption price per share ($1,915,435 / 174,875 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.95
Maximum offering price per share (100 / 94.25 of $10.95)	$ 11.62
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($739,010 / 68,701 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.76
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($492,429 / 45,772 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.76

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,139)	$ 124,295
Interest	227,256
Total Income	351,551
Expenses: Management fee	716,208
Administrative fee	288,484
Distribution service fees	6,857
Trustees' fees and expenses	5,956
Other	1,314
Total expenses, before expense reductions	1,018,819
Expense reductions	(1,534)
Total expenses, after expense reductions	1,017,285
Net investment income (loss)	(665,734)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(43,788,342)
Written options	295,511
(43,492,831)
Net unrealized appreciation (depreciation) during the period on: Investments	29,150,616
Written options	(39,839)
29,110,777
Net gain (loss) on investment transactions	(14,382,054)
Net increase (decrease) in net assets resulting from operations	$ (15,047,788)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2002 (Unaudited)	Year Ended May 31, 2002
Operations: Net investment income (loss)	$ (665,734)	$ (2,266,619)
Net realized gain (loss) on investment transactions	(43,492,831)	(131,092,259)
Net unrealized appreciation (depreciation) on investment transactions during the period	29,110,777	(41,403,717)
Net increase (decrease) in net assets resulting from operations	(15,047,788)	(174,762,595)
Fund share transactions: Proceeds from shares sold	20,277,636	67,144,136
Cost of shares redeemed	(32,172,356)	(92,747,368)
Redemption fees	26,140	146,409
Net increase (decrease) in net assets from Fund share transactions	(11,868,580)	(25,456,823)
Increase (decrease) in net assets	(26,916,368)	(200,219,418)
Net assets at beginning of period	211,966,576	412,185,994
Net assets at end of period (including accumulated net investment loss of $665,734 at November 30, 2002)	$ 185,050,208	$ 211,966,576

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2002[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.66	$ 20.73	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.15)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.65)	(8.93)	(8.35)
Total from investment operations	(.71)	(9.08)	(8.42)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 10.95	$ 11.66	$ 20.73
Total Return (%)[d]	(6.09)**	(43.75)	(28.89)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2.8
Ratio of expenses (%)	1.46*	1.48	1.64*
Ratio of net investment income (loss) (%)	(1.03)*	(1.04)	(.74)*
Portfolio turnover rate (%)	61*	131	165
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended May 31,	2002[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(.64)	(8.93)	(8.35)
Total from investment operations	(.73)	(9.19)	(8.48)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 10.76	$ 11.49	$ 20.67
Total Return (%)[d]	(6.35)**	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.7	.1
Ratio of expenses (%)	2.26*	2.28	2.49*
Ratio of net investment income (loss) (%)	(1.83)*	(1.84)	(1.59)*
Portfolio turnover rate (%)	61*	131	165
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended May 31,	2001[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(.64)	(8.93)	(8.35)
Total from investment operations	(.73)	(9.19)	(8.48)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 10.76	$ 11.49	$ 20.67
Total Return (%)[d]	(6.35)**	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	.5	.3
Ratio of expenses (%)	2.23*	2.26	2.46*
Ratio of net investment income (loss) (%)	(1.80)*	(1.82)	(1.56)*
Portfolio turnover rate (%)	61*	131	165
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Technology Innovation Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $259,067,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010, the expiration date, whichever occurs first.

From November 1, 2001 through May 31, 2002, the Fund incurred approximately $37,639,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (259,067,000)
Net unrealized appreciation (depreciation) on investments	$ (102,120,321)

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $49,559,709 and $57,990,798, respectively.

For the six months ended November 30, 2002, transactions for written options were as follows:

	Contracts	Premiums Received ($)
Outstanding at May 31, 2002	1,019	154,501
Options written	3,718	647,748
Options closed	(871)	(315,717)
Options exercised	(578)	(67,625)
Options expired	(177)	(19,705)
Outstanding at November 30, 2002	3,111	399,202

C. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets, 0.75% of the next $500,000,000 of such net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.87% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.35%, 0.35%, 0.375%, 0.425% and 0.400% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class AARP	$ 9,656	$ 1,524
Class S	273,660	33,922
Class A	3,014	565
Class B	1,234	213
Class C	920	143
	$ 288,484	$ 36,367

The Fund's Trustees approved new Administrative Fee rates paid by each class pursuant to the Administrative Services Agreement between DeIM effective January 1, 2003. Pursuant to this amended agreement, the new administrative rate will be 0.70%, 0.70%, 0.67%, 0.73% and 0.72% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 2,177	$ 391
Class C	1,725	276
	$ 3,902	$ 667

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2002	Effective Rate
Class A	$ 1,795	$ 444.22%
Class B	648	145.22%
Class C	512	106.22%
	$ 2,955	$ 695

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2002 aggregated $366.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2002, the CDSC for Class B and C shares aggregated $407 and $411, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended November 30, 2002 totaled $65,011 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,534 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2002		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	115,897	$ 1,105,010	284,410	$ 4,322,150
Class S	1,555,810	14,902,204	3,637,739	55,956,867
Class A	373,026	3,609,020	309,326	4,455,679
Class B	35,482	325,506	93,900	1,487,733
Class C	34,637	335,896	59,138	921,707
		$ 20,277,636		$ 67,144,136
Shares redeemed
Class AARP	(150,592)	$ (1,423,028)	(257,067)	$ (3,793,276)
Class S	(2,848,264)	(26,897,275)	(5,624,994)	(85,292,374)
Class A	(355,188)	(3,275,720)	(190,036)	(2,629,236)
Class B	(28,052)	(251,122)	(39,224)	(593,398)
Class C	(35,774)	(325,211)	(28,990)	(439,084)
		$ (32,172,356)		$ (92,747,368)

Redemption Fees -		$ 26,140	-	$ 146,409

Net increase (decrease)
Class AARP	(34,695)	$ (310,477)	27,343	$ 552,385
Class S	(1,292,454)	(11,976,472)	(1,987,255)	(29,212,609)
Class A	17,838	333,300	119,290	1,826,443
Class B	7,430	74,384	54,676	894,335
Class C	(1,137)	10,685	30,148	482,623
		$ (11,868,580)		$ (25,456,823)

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Ropes & Gray

One International Place Boston, MA 02110
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002